Exhibit 10.4(a)

UNANIMOUS WRITTEN CONSENT

OF THE BOARD OF MANAGERS OF

RELIANT PHARMACEUTICALS, LLC

The undersigned, being all of the members of the Board of Managers (the “Board”) of Reliant Pharmaceuticals, LLC, a Delaware limited liability company (the “Company”), in lieu of a meeting of the Board, and pursuant to the authority of Section 18-404(d) of the Delaware Limited Liability Company Act, as amended and Section 8.5 of the Limited Liability Company Operating Agreement of the Company, hereby consent to, authorize and adopt the following resolutions with the same force and effect as if the undersigned were personally present at a meeting of the Board and had voted for the same:

WHEREAS, this Company has adopted the Reliant Pharmaceuticals, LLC Equity Incentive Plan (the “Plan”); and

WHEREAS, the Plan may be amended by this Board at anytime; and

WHEREAS, it is desirable to amend the Plan.

NOW, THEREFORE, IT IS RESOLVED, that the Plan is hereby amended effective as of July 6, 2000, by deleting Section 7(a) thereof in its entirety and substituting the following in lieu thereof:

“(a) The exercise price for the Units to be issued upon exercise of an Option shall be not less than the Fair Market Value of a Unit on the date the Option is granted.”

FURTHER RESOLVED, that the Plan shall be conformed to reflect the amendment authorized hereby;

FURTHER RESOLVED, that the proper officers of the Company be, and each of them hereby is, authorized and directed to execute and deliver, in the name and on behalf of the Company, and any and all agreements, documents or instruments, and take such actions as may be necessary or advisable to effect the intent of the resolutions set forth herein;

FURTHER RESOLVED, that for the purposes of these resolutions, the “proper officers” of the Company shall be the Chairman of the Board, the Vice Chairman of the Board, the Chief Executive Officer, the President, any Vice President (regardless of designation), the Secretary, any Assistant Secretary and the Treasurer of the Company; and

FURTHER RESOLVED, this Consent may be executed in counterparts, each of which shall be deemed an original all of which, taken together, shall constitute one and the same instrument.

(Signature page follows)

Dated as of November 13, 2001

/s/ Jack L. Bowman
Jack L. Bowman

/s/ Herbert Conrad
Herbert Conrad

/s/ Fred B. Craves
Fred B. Craves

/s/ Joseph Krivulka
Joseph Krivulka

/s/ Irwin Lerner
Irwin Lerner

/s/ David V. Milligan
David V. Milligan

/s/ Gerald L. Cohn
Gerald L. Cohn

/s/ Mark S. Hoplamazian
Mark S. Hoplamazian

/s/ Thomas J. Pritzker
Thomas J. Pritzker

BEING ALL OF THE MEMBERS OF THE BOARD OF MANAGERS OF RELIANT PHARMACEUTICALS, LLC

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